Exhibit 99.1

Financial Supplement
2008 and 2009 (Full Year)
2010 and 2011 (Quarters and Full Year)

Financial Results Adjusted for Segment Realignment

(Unaudited)

April 20, 2012

Barnes Group Inc.
Financial Supplement
2008 and 2009 (Full Year) and 2010 and 2011 (Quarters and Full Year) Financial Results Adjusted for Segment Realignment

During the first quarter of 2012, the Company announced the realignment of its business units into three reportable segments: Aerospace, Industrial and Distribution.

The attached schedules detail the retrospective adjustments of the 2008 and 2009 segment information on a full year basis as well as the 2010 and 2011 segment information on a quarterly and full year basis.

Segment information will be reported under the realigned structure beginning with the Company's first quarter 2012 Form 10-Q.

This document is supplemental to the Company’s prior earnings releases as well as the previously released Financial Supplement dated February 14, 2012 (which was included in the Current Report on 8-K filed on February 14, 2012) and should be read in conjunction with the Company’s 2008, 2009, 2010 and 2011 Forms 10-K and the 2010 and 2011 Forms 10-Q filed with the Securities and Exchange Commission.

Barnes Group Inc. Financial Results Adjusted for Segment Realignment
Unaudited
Dollars in thousands
	2008		2009
Segment Information	As Presented (1)	As Adjusted (2)	As Presented (1)	As Adjusted (2)
Net Sales
Precision Components	$682,991		$501,467
Logistics & Manufacturing Services	561,874		428,333
Aerospace		$408,186		$344,427
Industrial		421,284		277,629
Distribution		412,249		305,834
Intersegment Sales	(12,669)	(9,523)	(6,447)	(4,537)
Total Net Sales	$1,232,196	$1,232,196	$923,353	$923,353

Operating Profit
Precision Components	$67,200		$14,752
Logistics & Manufacturing Services	86,142		48,723
Aerospace		$78,586		$63,615
Industrial		35,070		(7,786)
Distribution		39,686		7,646
Total Operating Profit	$153,342	$153,342	$63,475	$63,475

Operating Margin
Precision Components	9.8%		2.9%
Logistics & Manufacturing Services	15.3%		11.4%
Aerospace		19.3%		18.5%
Industrial		8.3%		(2.8)%
Distribution		9.6%		2.5%

Notes:
(1)
Represents previously reported financial information which was adjusted on a retrospective basis to reflect the results of the Barnes Distribution Europe businesses ("BDE") as discontinued operations as a result of the sale of BDE in the fourth quarter of 2011. This financial information was previously presented in the Company's 2011 Form 10-K and/or the Financial Supplement dated February 14, 2012.

(2)	Represents "As Presented" or "As Reported" financial information adjusted on a retrospective basis to reflect the segment realignment.

Barnes Group Inc. Financial Results Adjusted for Segment Realignment
Unaudited
Dollars in thousands
	Q1 2010		Q2 2010		Q3 2010		Q4 2010		2010 Full Year
Segment Information	As Presented (1)	As Adjusted (2)	As Presented (1)	As Adjusted (2)	As Presented (1)	As Adjusted (2)	As Presented (1)	As Adjusted (2)	As Presented (1)	As Adjusted (2)
Net Sales
Precision Components	$145,781		$146,604		$154,012		$149,514		$595,911
Logistics & Manufacturing Services	107,187		112,380		113,629		110,745		443,941
Aerospace		$82,732		$82,114		$85,725		$83,610		$334,180
Industrial		89,420		91,530		97,018		96,101		374,068
Distribution		80,306		84,735		84,150		80,328		329,518
Intersegment Sales	(2,926)	(2,416)	(3,172)	(2,567)	(3,048)	(2,300)	(2,089)	(1,869)	(11,235)	(9,149)
Total Net Sales	$250,042	$250,042	$255,812	$255,812	$264,593	$264,593	$258,170	$258,170	$1,028,617	$1,028,617

Operating Profit
Precision Components	$10,662		$13,014		$13,277		$10,305		$47,258
Logistics & Manufacturing Services	8,332		9,688		11,580		9,540		39,140
Aerospace		$12,514		$13,150		$14,363		$12,388		$52,415
Industrial		6,205		8,318		8,199		6,645		29,366
Distribution		275		1,234		2,295		812		4,617
Total Operating Profit	$18,994	$18,994	$22,702	$22,702	$24,857	$24,857	$19,845	$19,845	$86,398	$86,398

Operating Margin
Precision Components	7.3%		8.9%		8.6%		6.9%		7.9%
Logistics & Manufacturing Services	7.8%		8.6%		10.2%		8.6%		8.8%
Aerospace		15.1%		16.0%		16.8%		14.8%		15.7%
Industrial		6.9%		9.1%		8.5%		6.9%		7.9%
Distribution		0.3%		1.5%		2.7%		1.0%		1.4%

Notes:
(1)
Represents previously reported financial information which was adjusted on a retrospective basis to reflect the results of the Barnes Distribution Europe businesses ("BDE") as discontinued operations as a result of the sale of BDE in the fourth quarter of 2011. This financial information was previously presented in the Company's 2011 Form 10-K and/or the Financial Supplement dated February 14, 2012.

(2)	Represents "As Presented" or "As Reported" financial information adjusted on a retrospective basis to reflect the segment realignment.

Barnes Group Inc. Financial Results Adjusted for Segment Realignment
Unaudited
Dollars in thousands
	Q1 2011		Q2 2011		Q3 2011		Q4 2011		2011 Full Year
Income Statement	As Presented (1)	As Adjusted (2)	As Presented (1)	As Adjusted (2)	As Presented (1)	As Adjusted (2)	As Reported	As Adjusted (2)	As Reported	As Adjusted (2)
Net Sales
Precision Components	$171,573		$175,804		$176,598		$163,572		$687,546
Logistics & Manufacturing Services	120,855		125,178		124,849		122,029		492,910
Aerospace		$90,560		$94,729		$98,125		$99,091		$382,506
Industrial		111,430		114,004		112,476		102,572		440,482
Distribution		89,912		91,731		90,260		83,359		355,262
Intersegment Sales	(2,838)	(2,312)	(3,145)	(2,627)	(2,804)	(2,218)	(2,315)	(1,736)	(11,101)	(8,895)
Total Net Sales	$289,590	$289,590	$297,837	$297,837	$298,643	$298,643	$283,286	$283,286	$1,169,355	$1,169,355

Operating Profit
Precision Components	$16,116		$16,437		$17,063		$13,175		$62,791
Logistics & Manufacturing Services	14,601		17,337		17,125		15,702		64,764
Aerospace		$13,683		$14,794		$16,071		$18,099		$62,647
Industrial		10,958		10,977		10,340		6,819		39,094
Distribution		6,076		8,003		7,777		3,959		25,814
Total Operating Profit	$30,717	$30,717	$33,774	$33,774	$34,188	$34,188	$28,877	$28,877	$127,555	$127,555

Operating Margin
Precision Components	9.4%		9.3%		9.7%		8.1%		9.1%
Logistics & Manufacturing Services	12.1%		13.8%		13.7%		12.9%		13.1%
Aerospace		15.1%		15.6%		16.4%		18.3%		16.4%
Industrial		9.8%		9.6%		9.2%		6.6%		8.9%
Distribution		6.8%		8.7%		8.6%		4.7%		7.3%

Notes:
(1)
Represents previously reported financial information which was adjusted on a retrospective basis to reflect the results of the Barnes Distribution Europe businesses ("BDE") as discontinued operations as a result of the sale of BDE in the fourth quarter of 2011. This financial information was previously presented in the Company's 2011 Form 10-K and/or the Financial Supplement dated February 14, 2012.

(2)	Represents "As Presented" or "As Reported" financial information adjusted on a retrospective basis to reflect the segment realignment.